PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA  02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

***   3 EASY WAYS TO VOTE YOUR PROXIES   ***

VOTE BY PHONE	VOTE ON THE INTERNET	VOTE BY MAIL
1) Read the Proxy Statement and have this card at hand 2) Call 1-800-830-3542 3) Enter control number shown on this proxy card and follow the simple instructions 4) Keep this card for your records

1)

Read the Proxy Statement and have this card at hand

2)

Go to www.2voteproxy.com

3)

Enter control number shown on this proxy card and follow the on-screen instructions

4)

Keep this card for your records

1) Read the Proxy Statement 2) Check the appropriate boxes on this proxy card 3) Sign and date this proxy card 4) Mail your completed proxy card in the enclosed envelope

Eaton Vance Prime Rate Reserves

SPECIAL MEETING OF SHAREHOLDERS

November 5, 2007

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, THOMAS E. FAUST JR., MAUREEN A. GEMMA, DAN A. MAALOULY, SCOTT H. PAGE AND PAYSON F. SWAFFIELD, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, November 5, 2007 at 2:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________
PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature(s)

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

EVPRR

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS.   [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization between the Fund and Eaton Vance Mutual Funds Trust on behalf of its series, Eaton Vance Floating-Rate Advantage Fund, and the transaction contemplated thereby, as described in the accompanying proxy statement/prospectus.

	[ ]	[ ]	[ ]

2. To approve the conversion of Senior Debt Portfolio to an open-end, management investment company.	[ ]	[ ]	[ ]

NOTE ADDRESS CHANGE:_______________________________

_______________________________

_______________________________

PLEASE SIGN ON REVERSE SIDE

EVPRR

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA  02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

***   3 EASY WAYS TO VOTE YOUR PROXIES   ***

VOTE BY PHONE	VOTE ON THE INTERNET	VOTE BY MAIL
1) Read the Proxy Statement and have this card at hand 2) Call 1-800-830-3542 3) Enter control number shown on this proxy card and follow the simple instructions 4) Keep this card for your records

1)  Read the Proxy Statement and have this card

      at hand

2)  Go to www.2voteproxy.com

3)  Enter control number shown on this proxy
     card and follow the on-screen instructions

4)  Keep this card for your records

1) Read the Proxy Statement 2) Check the appropriate boxes on this proxy card 3) Sign and date this proxy card 4) Mail your completed proxy card in the enclosed envelope

Eaton Vance Advisers Senior Floating-Rate Fund

SPECIAL MEETING OF SHAREHOLDERS

November 5, 2007

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, THOMAS E. FAUST JR., MAUREEN A. GEMMA, DAN A. MAALOULY, SCOTT H. PAGE AND PAYSON F. SWAFFIELD, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, November 5, 2007 at 2:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE REQUIRED IF MAILED IN THE U.S.

__________________________________________________________________

Signature(s)

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

EVASF

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS.   [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization between the Fund and Eaton Vance Mutual Funds Trust on behalf of its series, Eaton Vance Floating-Rate Advantage Fund, and the transaction contemplated thereby, as described in the accompanying proxy statement/prospectus.

	[ ]	[ ]	[ ]
2. To approve the conversion of Senior Debt Portfolio to an open-end, management investment company.	[ ]	[ ]	[ ]

NOTE ADDRESS CHANGE:_______________________________

_______________________________

_______________________________

PLEASE SIGN ON REVERSE SIDE

EVASF

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA  02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

***   3 EASY WAYS TO VOTE YOUR PROXIES   ***

VOTE BY PHONE	VOTE ON THE INTERNET	VOTE BY MAIL
1) Read the Proxy Statement and have this card at hand 2) Call 1-800-830-3542 3) Enter control number shown on this proxy card and follow the simple instructions 4) Keep this card for your records

1)  Read the Proxy Statement and have this card

     at hand

2)  Go to www.2voteproxy.com

3)  Enter control number shown on this proxy
     card and follow the on-screen instructions

4)  Keep this card for your records

1) Read the Proxy Statement 2) Check the appropriate boxes on this proxy card 3) Sign and date this proxy card 4) Mail your completed proxy card in the enclosed envelope

EV Classic Senior Floating-Rate Fund

SPECIAL MEETING OF SHAREHOLDERS

November 5, 2007

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, THOMAS E. FAUST JR., MAUREEN A. GEMMA, DAN A. MAALOULY, SCOTT H. PAGE AND PAYSON F. SWAFFIELD, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, November 5, 2007 at 2:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE REQUIRED IF MAILED IN THE U.S.

__________________________________________________________________

Signature(s)

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

EVCSF

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS.   [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization between the Fund and Eaton Vance Mutual Funds Trust on behalf of its series, Eaton Vance Floating-Rate Advantage Fund, and the transaction contemplated thereby, as described in the accompanying proxy statement/prospectus.

	[ ]	[ ]	[ ]

2. To approve the conversion of Senior Debt Portfolio to an open-end, management investment company.	[ ]	[ ]	[ ]

NOTE ADDRESS CHANGE:_______________________________

_______________________________

_______________________________

PLEASE SIGN ON REVERSE SIDE

EVCSF

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA  02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

***   3 EASY WAYS TO VOTE YOUR PROXIES   ***

VOTE BY PHONE	VOTE ON THE INTERNET	VOTE BY MAIL
1) Read the Proxy Statement and have this card at hand 2) Call 1-800-830-3542 3) Enter control number shown on this proxy card and follow the simple instructions 4) Keep this card for your records

1)  Read the Proxy Statement and have this card

      at hand

2)  Go to www.2voteproxy.com

3)  Enter control number shown on this proxy
     card and follow the on-screen instructions

4)  Keep this card for your records

1) Read the Proxy Statement 2) Check the appropriate boxes on this proxy card 3) Sign and date this proxy card 4) Mail your completed proxy card in the enclosed envelope

Eaton Vance Institutional Senior Floating-Rate Fund

SPECIAL MEETING OF SHAREHOLDERS

November 5, 2007

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, THOMAS E. FAUST JR., MAUREEN A. GEMMA, DAN A. MAALOULY, SCOTT H. PAGE AND PAYSON F. SWAFFIELD, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Monday, November 5, 2007 at 2:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated:__________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE REQUIRED IF MAILED IN THE U.S.

_________________________________________________________________

Signature(s)

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

EVISF

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS.   [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization between the Fund and Eaton Vance Mutual Funds Trust on behalf of its series, Eaton Vance Floating-Rate Advantage Fund, and the transaction contemplated thereby, as described in the accompanying proxy statement/prospectus.

	[ ]	[ ]	[ ]

2. To approve the conversion of Senior Debt Portfolio to an open-end, management investment company.	[ ]	[ ]	[ ]

NOTE ADDRESS CHANGE:_______________________________

_______________________________

_______________________________

PLEASE SIGN ON REVERSE SIDE

EVISF